UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 14, 2025 (May 12, 2025)

Haverty Furniture Companies, Inc.
(Exact Name of Registrant as Specified in Its Charter)

1-14445
(Commission File Number)

Maryland	58-0281900
(State or Other Jurisdiction of Incorporation)	(I.R.S. Employer Identification No.)

780 Johnson Ferry Road, NE, Suite 800
Atlanta, Georgia 30342
(Address of principal executive offices, including zip code)

(404) 443-2900
(Registrant’s telephone number, including area code)

NOT APPLICABLE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	HVT	NYSE
Class A Common Stock	HVTA	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter):

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07     Submission of Matters to a Vote of Security Holders.
(a) On May 12, 2025, Haverty Furniture Companies, Inc. (the “Company”) held its Annual Meeting of Stockholders. In the election of directors, the holders of shares of Class A common stock and common stock vote as separate classes in accordance with the Company's Charter.  For all other matters, the holders of shares of common stock and Class A common stock vote together as a single class and holders of common stock are entitled to one vote for each share of stock and holders of Class A common stock are entitled to ten votes for each share of stock.  At the meeting of stockholders, a plurality of votes is required in the election of each class of directors and for all other matters approval requires an affirmative vote of a combined majority of the votes cast.

(b) Represented at the meeting in person or by proxy were 1,142,914 shares of Class A common stock, or approximately 91.80% of eligible Class A common stock, and 13,542,530 shares of common stock, or approximately 90.27% of eligible common stock shares.

The final voting results for each proposal, each of which is described in greater detail in the Company’s Definitive Proxy Statement filed with the Securities and Exchange Commission on March 28, 2025, follow below:

Proposal 1:   Election of Class A common stock directors.

The holders of Class A common stock elected all seven director nominees at the annual meeting to serve a one-year term.  The voting results were as follows:

Nominee	For	Withheld	Broker Non-Vote
Steven G. Burdette	1,113,497	1	29,416
L. Allison Dukes	1,068,725	44,773	29,416
Rawson Haverty Jr.	1,113,497	1	29,416
Natalie B. Morhous	1,113,497	1	29,416
Vicki R. Palmer	1,113,313	185	29,416
Derek G. Schiller	1,072,671	40,827	29,416
Al Trujillo	1,071,645	41,853	29,416

Proposal 1:    Election of common stock directors.

The holders of common stock elected all three director nominees at the annual meeting to serve a one-year term.  The voting results were as follows:

Nominee	For	Withheld	Broker Non-Vote
Michael R. Cote	12,201,980	256,334	1,084,216
G. Thomas Hough	7,200,052	5,258,262	1,084,216
Clarence H. Smith	12,117,695	340,619	1,084,216

Proposal 2:   Advisory Vote on Executive Compensation.

The stockholders approved the following resolution regarding executive compensation.

“RESOLVED, that the stockholders approve, on an advisory basis, the compensation of the Company’s named executive officers as disclosed in the Compensation Discussion and Analysis, the accompanying compensation tables, and the related narrative disclosure in the Company’s Proxy Statement for the 2025 Annual Meeting of Stockholders.”

The voting results were as follows:

	For	Against	Abstain	Broker Non-Vote
Advisory Vote on Executive Compensation	23,050,213	490,477	52,608	1,378,378

Proposal 3:   Ratification of Grant Thornton LLP as our independent auditor:

The stockholders ratified the selection of Grant Thornton LLP as our independent auditors for the fiscal year ending December 31, 2025.  The voting results were as follows:

	For	Against	Abstain	Broker Non-Vote
Ratification of Grant Thornton LLP	24,801,196	166,399	4,081	-

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HAVERTY FURNITURE COMPANIES, INC.
May 14, 2025	By:	/s/ Brendan P. McGill
Brendan P. McGill Senior Vice President and General Counsel